UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.

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Fourth Quarter 2024 Earnings Call

Forward-Looking Statements 2 In this presentation, American Axle & Manufacturing Holdings, Inc. (“AAM”) makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM’s business combination with Dowlais (the “Business Combination”) in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the “SEC”), including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional Information This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AAM’s shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law, the issuance of AAM’s shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

4Q 2024 and Full Year Financial Highlights 3 * For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and non-GAAP reconciliations, please see the attached appendix. 4Q 2024 Quarterly Sales $1.38B $160.8M Quarterly Adj. EBITDA 11.6% of Sales $79.2M Quarterly Adj. Free Cash Flow $6.12B Full Year Sales $749.2M Full Year Adj. EBITDA 12.2% of Sales $230.3M $311M Full Year Adj. Free Cash Flow FY 2024

Business Update 4 Maverick & Bronco Sport Secured core business extension to deliver power transfer units (PTU) for the Ford Maverick and Bronco Sport. AAM & Dowlais Combination The combination to create a leading driveline and metal-forming supplier with size and scale, serving the global automotive industry. + Note: The depicted power transfer unit is for illustrative purposes only. Does not reflect the actual product for the specified programs.

2025 Financial Outlook(as of February 14, 2025) 5 2025 Financial Targets Full Year Sales $5.8 - $6.05 billion Adjusted EBITDA $700 - $760 million Adjusted Free Cash Flow $200 - $230 million • These targets are based on North American light vehicle production of ~15.1 million units, current customer production and launch schedules, production estimates of key programs we support, and business environment • Adjusted Free Cash Flow target assumes capital spending of approximately 5% of sales • AAM expects restructuring cash payments to be approximately $20 - $30 million • AAM’s 2025 financial outlook does not account for any changes to future policy, including tariffs, tax and other regulations. • AAM's outlook assumes the sale of AAM's commercial vehicle axle business in India is completed by July 1, 2025. • Does not reflect any costs and expenses relating to the announced combination with Dowlais, which will impact actual results. Reflects guidance for AAM on a stand-alone pre-combination basis only. Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies.

4Q Financial Results 6 Note: Adjusted earnings (loss) per share are based on weighted average diluted shares outstanding of 117.6 million and 117.1 million for the three months ended December 31, 2024 and 2023 respectively. For definitions of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted earnings per share and Non-GAAP reconciliations, please see the attached appendix 2024 2023 Net sales $ 1,380.8 $ 1,463.0 $ (82.2) Gross profit $ 154.3 $ 154.9 $ (0.6) Gross margin 11.2% 10.6% 0.6% Selling, general and administrative expenses $ 89.0 $ 95.7 $ (6.7) SG&A as a % of sales 6.4% 6.5% -0.1% Amortization of intangible assets $ 20.8 $ 21.4 $ (0.6) Restructuring and acquisition-related costs $ 8.3 $ 9.0 $ (0.7) Debt refinancing and redemption costs $ (0.1) $ (1.0) $ 0.9 Pension curtailment and settlement charges $ - $ (1.3) $ 1.3 Gain on equity securities $ - $ 0.1 $ (0.1) Other income (expense), net $ (5.7) $ 3.0 $ (8.7) Adjusted EBITDA $ 160.8 $ 169.5 $ (8.7) Adjusted EBITDA margin 11.6% 11.6% 0% Net interest expense $ (37.3) $ (42.9) $ 5.6 Income tax expense $ 6.8 $ 5.8 $ 1.0 Effective income tax rate -99% -44% -55% Net loss $ (13.7) $ (19.1) $ 5.4 Diluted earnings (loss) per share $ (0.12) $ (0.16) $ 0.04 Adjusted EPS (loss) $ (0.06) $ (0.09) $ 0.03 Three Months Ended December 31, (dollars in millions, except per share data) Difference

Full Year Financial Results 7 Note: Adjusted earnings (loss) per share are based on weighted average diluted shares outstanding of 121.9 million and 116.6 million for the twelve months ended December 31, 2024 and 2023, respectively. For definitions of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted earnings per share (loss) and Non-GAAP reconciliations, please see the attached appendix 2024 2023 Net sales $ 6,124.9 $ 6,079.5 $ 45.4 Gross profit $ 741.4 $ 624.3 $ 117.1 Gross margin 12.1% 10.3% 1.8% Selling, general and administrative expenses $ 387.1 $ 366.9 $ 20.2 SG&A as a % of sales 6.3% 6.0% 0.3% Amortization of intangible assets $ 82.9 $ 85.6 $ (2.7) Impairment charge $ 12.0 $ - $ 12.0 Restructuring and acquisition-related costs $ 18.0 $ 25.2 $ (7.2) Debt refinancing and redemption costs $ (0.6) $ (1.3) $ 0.7 Loss on equity securities $ (0.1) $ (1.1) $ 1.0 Pension curtailment and settlement charges $ - $ (1.3) $ 1.3 Other income (expense), net $ (20.0) $ 8.1 $ (28.1) Adjusted EBITDA $ 749.2 $ 693.3 $ 55.9 Adjusted EBITDA margin 12.2% 11.4% 0.8% Net interest expense $ (157.9) $ (175.5) $ 17.6 Income tax expense $ 27.8 $ 9.1 $ 18.7 Effective income tax rate 44.3% -37.1% 81.4% Net income (loss) $ 35.0 $ (33.6) $ 68.6 Diluted earnings (loss) per share $ 0.29 $ (0.29) $ 0.58 Adjusted EPS (loss) $ 0.51 $ (0.09) $ 0.60 Twelve Months Ended December 31, (dollars in millions, except per share data) Difference

4Q 2024 Revenue Walk (Yr/Yr) 8 $ in millions Note: Chart not to scale.

4Q 2024 Adjusted EBITDA Walk 9 $ in millions Note: For definition of Adjusted EBITDA and Non-GAAP reconciliation, please see the attached appendix. Chart not to scale.

Adjusted Free Cash Flow and Credit Profile 10 Cash Flow and Debt Metrics 4Q 2024 Adjusted Free Cash Flow $79.2 million Net Debt $2.1 billion Net Leverage Ratio 2.8x Liquidity ~$1.5 billion Note: For definitions of Adjusted Free Cash Flow, Net Debt, Net Leverage Ratio, and Liquidity and reconciliations of non-GAAP financial measures, please see the attached appendix. AAM Maintains Strong Liquidity

2025 Sales Target Walk Note: Chart not to scale. Assumes sale of CV axle business in India by July 1, 2025. 11 $ in millions (unless noted otherwise) *Approximately at guidance midpoint.

2025 Adjusted EBITDA Target Walk 12 $ in millions Note: Chart not to scale. For definitions of Adjusted EBITDA and Non-GAAP reconciliations, please see the attached appendix. Assumes sale of CV axle business in India by July 1, 2025. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. *Approximately at guidance midpoint.

2025 Targeted Adj. Free Cash Flow Walk 13 $ in millions 21.0% Margin 15.1% Margin 19.0% Margin Note: Chart not to scale. For definitions of Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix. Assumes sale of CV axle business in India by July 1, 2025. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. *Approximately at guidance midpoint.

AAM and Dowlais Combination Supplemental Slides

Compelling Strategic Combination 15 Creates a leading global driveline and metal forming supplier with significant size and scale More diversified customer base with expanded and balanced geographic presence High margins with strong earnings accretion, cash flow and balance sheet Compelling industrial logic with ~$300M of synergies Creates More Robust Business Model That Accelerates Growth And Value Creation For All Stakeholders Comprehensive powertrain agnostic product portfolio with leading technology +

Dowlais Combination

BRINGING THE FUTURE FASTER

AAM + DOWLAIS

~$12B	~$300M	~14%	~2.5x
Revenue[1]	Synergies[3]	Combined Adj. EBITDA Margin including synergies[2]	Expected Day One Net Leverage including synergies[3]

Expect strong earnings accretion in the first full year following the close of the transaction[4]

(1) Combined revenue number, on a statutory basis for Dowlais, and without adjustments for differences between US GAAP and IFRS. Assumed exchange rate is $1.2434 / £1.00.
(2) Adjusted EBITDA margin is the sum of AAM and Dowlais' 2023 reported adjusted EBITDA divided by the sum of AAM's revenue and Dowlais' adjusted revenue. Adjusted EBITDA margin calculation gives effect to the estimated full run rate synergies of approximately $300 million. Assumed exchange rate is $1.2434 / £1.00. For definitions of AAM's and Dowlais' Adjusted EBITDA, please see the attached appendix.
(3) Net leverage estimate includes the impact of incremental transaction financing and full run rate synergies. Run rate synergies substantially achieved by end of the third year. Please see appendix for net leverage definition.
(4) Excludes transaction-related expenses and deal-related amortization.

16

Dowlais Overview 17 ~$6B 2023 Sales 30,000+ Employees1 22 Countries1 Global Leader in Propulsion Agnostic Driveline Solutions with a Track Record of Innovation 100 Locations1 Automotive 79% Powder Metal 21% North America 37% South America 3% Asia 26% EMEA 34% Leading Global Driveline Supplier Leading Sinter Metals Supplier Present in 50% of Vehicles ~10M Components Produced / Day >90% of Global Auto Manufacturers Served >2,000 Global Customers Source: Dowlais 2023 Annual Report (1) Includes JV operations A MARKET LEADING, HIGH-TECHNOLOGY ENGINEERING GROUP

Dowlais – Leading Supplier of Sideshafts

BRINGING THE FUTURE FASTER

SIDESHAFT TECHNOLOGY IS WORLD LEADING…

- Global, vertically integrated scale
- Pioneers of the Auto CV joint
- 100 joint types & sizes
- ~400 active patents
- ~500 engineers across 18 sites



… AND 2X THE SIZE OF ITS NEAREST COMPETITIOR

Market share[(1)]


#1



2x nearest competitor

ICE VEHICLE

~2.1

sideshafts per vehicle[(2)]



BATTERY ELECTRIC VEHICLE

~2.4

sideshafts per vehicle[(2)]



Source: Dowlais filings. Notes: Vehicle images for illustrative purpose only. (1) Based on 2023 Product Volumes & GKN Auto Internal Data. (2) Sideshafts per vehicle statistics based on 2021 vehicle production data.

18

~$300M of Synergy Potential

BRINGING THE FUTURE FASTER

CATEGORY	DESCRIPTION	
SG&A	• Eliminating duplicate public company and other costs • Optimization of the combined workforce • Streamlining of engineering, research, and development expenses • Elimination of duplicate business and technical offices	**~30%**
Purchasing	• Leveraging enhanced economies of scale and spend to reduce supply costs • Utilizing vertical integration capabilities to deliver insourcing initiatives • Achieving global freight and logistical savings through increased scale, utilization and benefits from third-party logistics suppliers	**~50%**
Operations	• Increasing operating efficiencies through the implementation of a best-of-best operating system • Optimizing the combined global manufacturing footprint	**~20%**

TIMING AND COST TO ACHIEVE

Targeting 60% of expected annual run rate savings by the end of the second full year. Run Rate savings substantially achieved by end of the third year.

We estimate the costs required to achieve our synergy plan are approximately equal to one year of savings.

Joint plan developed to realize ~$300M of annual run-rate cost synergies

19

Robust Synergy Identification & Validation Process 20 AAM & Dowlais each appointed a global consulting firm to assist in reviewing synergy opportunities Detailed, in-person diligence sessions were conducted over multiple weeks between AAM & Dowlais management teams UK Takeover Code Rule 28 contains specific requirements regarding cost savings measures ▪ Quantified synergies to be supported by a report from a reporting accountant ▪ Deloitte LLP acted as AAM’s reporting accountant and provided an opinion1 (1) A copy of the Deloitte Opinion (as required by the Takeover Code) is contained in the Rule 2.7 firm offer announcement at https://www.aam.com/investors/offer-for-dowlais-group-plc Synergies identified across 10 workstreams using detailed cost information from both businesses and a clean team approach

Substantial Free Cash Flow Generation

BRINGING THE FUTURE FASTER

Combination Enhances Cash Flow Generation

$M	
American Axle Adj. Free Cash Flow (2023A)	**~$219**
Dowlais Adj. Free Cash Flow (2023A)	**~$203**
Run-Rate Cash Flow from Synergies[1]	~$300
Less: Interest from Incremental Financing	~($50)
Less: Tax Impact (Illustrative 30% rate)	~($75)
Combined Cash Generation Potential	**~$600**
% revenue	*~5%*
% Implied PF mkt. cap. (FCF Yield)	*~50%*

Source: Dowlais public filings or derived therefrom, see appendix.
Note: Assumed exchange rate is $1.2434 / £1.00; [1] Run Rate savings substantially achieved by end of the third year.

21

Balance Sheet and Capital Allocation 22 • Committed financing in place for transaction • Expect $2.2 billion of new debt financing (used to refinance existing Dowlais debt and fund the cash purchase price) • Transaction approximately net leverage neutral at closing (before synergies) • Expect ~$2.0 billion of liquidity at closing BALANCE SHEET • Support investment for organic growth • Prioritize debt repayment until 2.5x net leverage achieved • Targeting a more balanced capital allocation policy below 2.5x net leverage ▪ Potential share repurchases or dividends CAPITAL ALLOCATION

Regulatory Update 23 Expect Regulatory Approval And Closing In 4Q 2025 TIMING ▪ Significant regulatory analysis and preparatory work already undertaken by both parties ▪ US filing (HSR) submitted on February 7, 2025 ▪ Progressing with all filings and engaging with international regulators ▪ Anticipated timing is typical for this type of transaction STRATEGIC COMBINATION ▪ Complementary product and customer portfolios ▪ Multiple competitors across key products / geographies ▪ Synergies drive competitive cost base and free cash flow to support product development ▪ Customer feedback has been supportive BEAM AXLES US LIGHT TRUCK SIDE SHAFTS GLOBAL PASSCAR & CUV

Appendix / Supplemental Data

Additional Disclosures 25 Participants in the Solicitation AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with the Business Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP Financial Information This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Earnings per Share, Adjusted Free Cash Flow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period-to-period comparability of financial performance. These non-GAAP measures should not be considered a substitute for any GAAP measure. Additionally non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Additional Disclosures 26 Quantified Financial Benefits Statement This presentation contains statements of estimated cost savings and synergies arising from the Combination (together, the “Quantified Financial Benefits Statements”). Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this presentation is the responsibility of AAM and the AAM Directors. A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the Rule 2.7 announcement made by AAM and Dowlais on January 29, 2025.

Additional Disclosures 27 Profit forecasts and estimates The statements in this presentation setting out targets for Adjusted EBITDA and Adjusted free cash flow of AAM for FY25 (together, the “AAM FY25 Profit Forecast”) constitute profit forecasts of AAM for the purposes of Rule 28.1(a) of the UK Takeover Code (Takeover Code). The UK Takeover Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY25 Profit Forecast because it is an ordinary course profit forecast and Dowlais has agreed to the dispensation. Other than the AAM FY25 Profit Forecast, nothing in this presentation (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or is to be interpreted to mean that earnings or earnings per share of AAM or Dowlais for the current or future financial years will necessarily match or exceed the published earnings or earnings per share of AAM or Dowlais, as appropriate. AAM directors’ confirmations In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated below and that the basis of accounting used is consistent with AAM's accounting policies. Basis of preparation The AAM FY25 Profit Forecast is based on AAM’s current internal forecast for the period up to 31 December 2025, using economic assumptions as at 14 February 2025. The basis of accounting used for the AAM FY25 Profit Forecast is consistent with AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2024; and (iii) are expected to be applied in the preparation of the AAM’s financial statements for the period up to 31 December 2025. The AAM FY25 Profit Forecast has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM FY25 Profit Forecast is inherently uncertain and there can be no guarantee that any of the factors referred to under "Principal assumptions" below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM FY25 Profit Forecast should therefore be read in this context and construed accordingly.

Additional Disclosures 28 Principal assumptions a) Factors outside the influence or control of the AAM Directors: i. there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates; ii. there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates; iii. there will be no material change in accounting standards; iv. there will be no material change in market conditions in relation to customer demand or the competitive environment; v. there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and vi. there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues. b) Factors within the influence or control of the AAM Directors: i. there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast; ii. there will be no material change in the existing operational strategy of AAM; iii. there will be no material changes in AAM's accounting policies and/or the application thereof; iv. there are no material strategic investments or capital expenditure in addition to those already planned; and v. there will be no material change in the management or control of AAM. Publication on website A copy of this presentation will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

Reconciliation of Non-GAAP Measures 29 In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (GAAP) included within this presentation, we have provided certain information, which includes non-GAAP financial measures. Such information is reconciled to its closest GAAP measure in accordance with Securities and Exchange Commission rules and is included in the following slides. Certain of the forward-looking financial measures included in this earnings release are provided on a non-GAAP basis. A reconciliation of non-GAAP forward-looking financial measures to the most directly comparable forward-looking financial measures calculated and presented in accordance with GAAP has been provided. The amounts in these reconciliations are based on our current estimates and actual results may differ materially from these forward-looking estimates for many reasons, including potential event driven transactional and other non-core operating items and their related effects in any future period, the magnitude of which may be significant.

Supplemental Data* 30 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net income (loss) $ (13.7) $ (19.1) $ 35.0 $ (33.6) Interest expense 43.9 50.2 186.0 201.7 Income tax expense 6.8 5.8 27.8 9.1 Depreciation and amortization 115.4 121.4 469.7 487.2 EBITDA 152.4 158.3 718.5 664.4 Restructuring and acquisition-related costs 8.3 9.0 18.0 25.2 Debt refinancing and redemption costs 0.1 1.0 0.6 1.3 Impairment charge - - 12.0 - Loss (gain) on equity securities - (0.1) 0.1 1.1 Pension curtailment and settlement charges - 1.3 - 1.3 Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Sales 1,380.8 1,463.0 6,124.9 6,079.5 as a % of net sales 11.6% 11.6% 12.2% 11.4% EBITDA and Adjusted EBITDA Reconciliation ($ in millions) Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 31 *Please refer to definition of Non-GAAP measures. Last Twelve Months Ended March 31, June 30, September 30, December 31, December 31, 2024 2024 2024 2024 2024 Net income (loss) $ 20.5 $ 18.2 $ 10.0 $ (13.7) $ 35.0 Interest expense 49.0 47.9 45.2 43.9 186.0 Income tax expense (benefit) 15.9 17.2 (12.1) 6.8 27.8 Depreciation and amortization 117.8 119.6 116.9 115.4 469.7 EBITDA 203.2 202.9 160.0 152.4 718.5 Restructuring and acquisition-related costs 2.5 5.0 2.2 8.3 18.0 Debt refinancing and redemption costs - 0.3 0.2 0.1 0.6 Impairment charge - - 12.0 - 12.0 Loss (gain) on equity securities (0.1) 0.2 - - 0.1 Adjusted EBITDA $ 205.6 $ 208.4 $ 174.4 $ 160.8 $ 749.2 Sales 1,606.9 1,632.3 1,504.9 1,380.8 6,124.9 as a % of net sales 12.8% 12.8% 11.6% 11.6% 12.2% EBITDA and Adjusted EBITDA for the Last Twelve Months Ended December 31, 2024 ($ in millions) Quarter Ended

Supplemental Data* 32 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Diluted earnings (loss) per share $ (0.12) $ (0.16) $ 0.29 $ (0.29) Restructuring and acquisition-related costs 0.07 0.07 0.14 0.22 Debt refinancing and redemption costs - 0.01 0.01 0.01 Impairment charge - - 0.10 - Loss on equity securities - - - 0.01 Pension curtailment and settlement charges - 0.01 - 0.01 Tax effect of adjustments (0.01) (0.02) (0.03) (0.05) Adjusted earnings (loss) per share $ (0.06) $ (0.09) $ 0.51 $ (0.09) Adjusted Earnings (Loss) Per Share Reconciliation Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 33 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net cash provided by operating activities $ 151.2 $ 52.9 $ 455.4 $ 396.1 Less: Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants (77.6) (55.9) (242.0) (193.7) Free cash flow 73.6 (3.0) 213.4 202.4 Cash payments for restructuring and acquisition-related costs 5.6 7.5 16.9 23.6 Insurance proceeds related to Malvern fire, net - - - (7.0) Adjusted free cash flow $ 79.2 $ 4.5 $ 230.3 $ 219.0 Free Cash Flow and Adjusted Free Cash Flow Reconciliation ($ in millions) Three Months Ended Twelve Months Ended Decemeber 31, Decemeber 31,

Supplemental Data* 34 *Please refer to definition of Non-GAAP measures. December 31, 2024 Current portion of long term debt $ 47.9 Long-term debt, net 2,576.9 Total debt, net 2,624.8 Less: Cash and cash equivalents 552.9 Net debt at end of period 2,071.9 Adjusted LTM EBITDA $ 749.2 Net Leverage Ratio 2.8x Net Debt and Net Leverage Ratio ($ in millions)

Supplemental Data* 35 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Segment Sales Driveline $ 979.6 $ 1,015.2 $ 4,253.3 $ 4,176.7 Metal Forming 520.6 576.2 2,414.3 2,454.3 Total Sales 1,500.2 1,591.4 6,667.6 6,631.0 Intersegment Sales (119.4) (128.4) (542.7) (551.5) Net External Sales $ 1,380.8 $ 1,463.0 $ 6,124.9 $ 6,079.5 Segment Adjusted EBITDA Driveline $ 133.3 $ 140.1 $ 578.2 $ 543.6 Metal Forming 27.5 29.4 171.0 149.7 Total Segment Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Segment Financial Information ($ in millions) December 31, Three Months Ended Twelve Months Ended December 31,

Supplemental Data* 36 *Please refer to definition of Non-GAAP measures. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. Full Year 2025 Financial Outlook ($ in millions) Low End High End Net Income $ 25 $ 60 Interest expense 170 180 Income tax expense 15 30 Depreciation and amortization 465 465 Full year 2025 targeted EBITDA 675 735 Restructuring costs 25 25 Full year 2025 targeted Adjusted EBITDA $ 700 $ 760 Adjusted EBITDA Low End High End Net cash provided by operating activities $ 475 $ 505 Capital expenditures net of proceeds from the sale of property, plant and equipment (300) (300) Full year 2025 targeted Free Cash Flow 175 205 Cash payments for restructuring costs 25 25 Full year 2025 targeted Adjusted Free Cash Flow $ 200 $ 230 Adjusted Free Cash Flow

Supplemental Data* Source: Dowlais’ public filings or derived therefrom. 37 Dowlais Adjusted EBITDA and Adjusted Free Cash Flow Calculation Detail in £MM 2023 Net cash from operating activities £239 Capital expenditures net of proceeds from the sale of property, plant and equipment (262) Dividends received from equity accounted investments 63 Interest received 5 Free Cash Flow 45 De-merger costs 48 Restructuring outflows 70 Adjusted Free Cash Flow £163 2023 Purchase of property, plant and equipment -£279 Proceeds from disposal of property, plant and equipment and intangible assets 33 Purchase of computer software and capitalized development costs (16) Capital expenditures net of proceeds from the sale of property, plant and equipment -£262

Definition of Non-GAAP Measures 38 EBITDA and Adjusted EBITDA We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also use Segment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA are also key metrics used in our calculation of incentive compensation. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently. Adjusted Earnings (Loss) Per Share We define Adjusted earnings (loss) per share to be diluted earnings (loss) per share excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items, including the tax effect thereon. We believe Adjusted earnings (loss) per share is a meaningful measure as it is commonly utilized by management and investors in assessing ongoing financial performance that provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of core operating performance and which may obscure underlying business results and trends. Other companies may calculate Adjusted earnings (loss) per share differently. Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs and cash payments related to the Malvern fire, including payments for capital expenditures, net of recoveries. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free cash flow and Adjusted free cash flow differently. Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other companies may calculate Net Leverage Ratio differently. Liquidity We define Liquidity as cash on hand plus amounts available on our revolving credit facility and non-U.S. credit facilities.

Forward-Looking Statements

In this presentation, American Axle & Manufacturing Holdings, Inc. (“AAM”) makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM’s business combination with Dowlais (the “Business Combination”) in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the “SEC”), including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AAM’s shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law, the issuance of AAM’s shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with the Business Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors.

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Non-GAAP Financial Information

This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Earnings per Share, Adjusted Free Cash Flow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period-to-period comparability of financial performance. These non-GAAP measures should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Quantified Financial Benefits Statement

This presentation contains statements of estimated cost savings and synergies arising from the Business Combination (together, the “Quantified Financial Benefits Statements”).

Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the date on which the Business Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this presentation is the responsibility of AAM and the AAM board of directors.

A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the Rule 2.7 announcement made by AAM and Dowlais on January 29, 2025.

Profit Forecasts and Estimates

The statements in this presentation setting out targets for Adjusted EBITDA and Adjusted free cash flow of AAM for FY25 (together, the “AAM FY25 Profit Forecast”) constitute profit forecasts of AAM for the purposes of Rule 28.1(a) of the UK Takeover Code (the “Code”). The UK Takeover Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY25 Profit Forecast because it is an ordinary course profit forecast, and Dowlais has agreed to the dispensation.

Other than the AAM FY25 Profit Forecast, nothing in this presentation (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or is to be interpreted to mean that earnings or earnings per share of AAM or Dowlais for the current or future financial years will necessarily match or exceed the published earnings or earnings per share of AAM or Dowlais, as appropriate.

AAM Directors’ Confirmation

In accordance with Rule 28.1(c)(i) of the Code, the AAM board of directors confirms that, as at the date of this presentation, the AAM FY25 Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in AAM’s RNS announcement on or around the date of this presentation and that the basis of accounting used is consistent with AAM’s accounting policies.

Publication on Website

A copy of this presentation will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.